Note 26 - Subsequent Events	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
Note 26:	Subsequent events

On January 9, 2026, the Company issued 430,000 DSU’s to directors and 885,000 RSU’s to officers, and employees. The DSU’s and RSU’s were issued in accordance with the Company’s LTI plan (note 19), one third vesting annually on anniversary. The Company also approved 110,000 stock options, vesting over 18 months with an exercise price of C$0.84 per option, to certain UMS employees.

On January 26, 2026, the Company announced the appointment of Mr. Phillips S. Baker Jr. to its Board of Directors as an independent director. The Company also issued 100,000 DSU’s to Mr. Baker on his appointment.

On March 17, 2026, an earlier announced merger of equals between Dolly Varden and Contango ORE Inc (“Contango”) was approved at a shareholders meeting. Dolly Varden received regulatory approval on March 23, 2026 while the merger closed on March 26, 2026. As a result, the Company’s shareholding in Dolly Varden was converted into shares of Contango at a rate of 0.1652 Contango shares for each Dolly Varden share while converting from an investment in associate to marketable securities. The fair value of the Contango shares was $43.3M as at March 23, 2026. The carrying value of the Dolly Varden investment in associate was $25,875 as at December 31, 2025. The Company's shareholding in Contango represents roughly 5.8% ownership and does not constitute significant influence.